UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2008

RHAPSODY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52203	20-4743916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Third Avenue, 40th Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 319-7676

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

RHAPSODY ACQUISITION CORP. (“RHAPSODY”) HAS HELD, AND INTENDS TO CONTINUE TO HOLD, PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING RHAPSODY SECURITIES, REGARDING ITS MERGER WITH PRIMORIS CORPORATION (“PRIMORIS”), AS DESCRIBED IN RHAPSODY’S CURRENT REPORT ON FORM 8-K, FILED FEBRUARY 20, 2008 AND AMENDED ON APRIL 17, 2008. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF RHAPSODY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN OCTOBER 2006, IS ACTING AS RHAPSODY’S INVESTMENT BANKER IN THESE EFFORTS, FOR WHICH IT WILL RECEIVE A FEE OF $360,000. ADDITIONALLY, THE UNDERWRITERS DEFERRED $414,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF RHAPSODY’S BUSINESS COMBINATION. RHAPSODY AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF RHAPSODY STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF RHAPSODY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ RHAPSODY’S REGISTRATION STATEMENT, CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND, WHEN AVAILABLE, FINAL REGISTRATION STATEMENT, CONTAINING A DEFINITIVE PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH RHAPSODY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ RHAPSODY’S FINAL PROSPECTUS, DATED OCTOBER 3, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE RHAPSODY OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: RHAPSODY ACQUISITION CORP., 825 THIRD AVENUE, 40TH FLOOR, NEW YORK, NEW YORK 10022. THE REGISTRATION STATEMENT CONTAINING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 7.01. Regulation FD Disclosure.

On May 20, 2008, Rhapsody Acquisition Corp. (“Rhapsody”) issued a press release announcing the financial results for Primoris Corporation (“Primoris”) for the fiscal quarter ended March 31, 2008. As previously announced, Rhapsody has entered into a definitive agreement to acquire Primoris. The press release is included as Exhibit 99.1 hereto.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release dated May 20, 2008, announcing the financial results for Primoris Corporation for the fiscal quarter ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2008	RHAPSODY ACQUISITION CORP.

By: /s/Eric S. Rosenfeld
Eric S. Rosenfeld
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated May 20, 2008, announcing the financial results for Primoris Corporation for the fiscal quarter ended March 31, 2008.